January 29, 1997

                             Tax-Free USA Fund
                           Tax-Free Insured Fund
                        Tax-Free Intermediate Fund
                          A Class/B Class/C Class


              Supplement to Prospectus dated October 30, 1996


     The following revises the portfolio manager information under Management of the Funds in the Prospectus:

     Patrick P. Coyne and Mitchell L. Conery, each a Vice President/Senior Portfolio Manager of Delaware Group Tax-Free Fund, Inc., have primary responsibility for making day-to-day investment decisions for each Fund. Mr. Coyne has been manager of Tax-Free USA Fund and Tax-Free Insured Fund since July 1, 1994 and manager of Tax-Free USA Intermediate Fund since its inception in 1993. A graduate of Harvard University with an MBA from the University of Pennsylvania s Wharton School, Mr. Coyne joined the Delaware Group s fixed-income department in 1990. Prior to joining the Delaware Group, he was a manager of Kidder, Peabody & Co. Inc. s trading desk, and specialized in trading high grade municipal bonds and municipal futures contracts. Mr. Coyne is a member of the Municipal Bond Club of Philadelphia. Mr. Conery joined the Delaware Group in January 1997 at which time he became co-manager of the Tax-Free USA Fund, Tax-Free Insured Fund and Tax-Free USA Intermediate Fund. Mr. Conery holds a bachelor s degree from Boston University and an MBA in Finance from the State University of New York at Albany. He has served as an investment officer with Travelers Insurance and as a research analyst with CS First Boston and MBIA Corporation.

     In making investment decisions for the Funds, Mr. Coyne and Mr. Conery regularly consult with Paul E. Suckow and other members of Delaware's fixed-income department. Mr. Suckow is Executive Vice President/Chief Investment Officer, Fixed Income of Delaware Group Tax-Free Fund, Inc. He is a CFA charterholder and a graduate of Bradley University with an MBA from Western Illinois University. Mr. Suckow was a fixed-income portfolio manager at the Delaware Group from 1981 to 1985. He returned to the Delaware Group in 1993 after eight years with Oppenheimer Management Corporation where he served as Executive Vice President and Director of Fixed Income.